UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


March 4, 2008
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Date of Report (Date of earliest event reported)

New NRG Inc.
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(Exact name of Registrant as specified in its Charter)

Delaware                     000-26436                         91-2159311
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(State or other jurisdiction (Commission File No.)     (IRS Employer
     of incorporation)                                  Identification No.)


1730 LaBounty Rd. PMB 213, Ferndale, WA 98248
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(Address of principal executive offices) (Zip Code)


360-384-4390
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              (Registrant's telephone number, including area code)


1941 Lk. Whatcom Blvd. #212, Bellingham, WA 98229
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(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under
	the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THIS REPORT

Section 1  Registrants Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

	On March 4, 2008, New NRG Inc. entered into a Real Estate Purchase and Sale Agreement with Snake River Agriculture, LLC, a Washington State limited liability company. Snake River Agriculture, LLC shall sell, transfer, convey, assign and deliver to New NRG and New NRG Inc. shall purchase, acquire and accept all of Snake River Agricultures, LLC right, title and interest in, to and under the following;
	That certain parcel of real property located in the County of Walla Walla, State of Washington together with any buildings, structures, fixtures and other improvements affixed to or located on the Land.
	The base Price shall be paid as follows: one half (1/2) payable in cash at closing and one half 1/2 payable in preferred shares of New NRG at closing. Any arrearages shall be payable in full in cash at closing.
	The parties acknowledge that this Agreement is subject to the following contingencies: The appraisal of the subject property to be procured at the
Purchasers sole cost and expense shall be in such amount as is mutually acceptable to the Purchase and Seller in their respective sole discretion and judgment.
The appraisal shall be deemed acceptable and this contingency waived unless the
 Purchase or Seller elect to cancel this Agreement within seven (7) days of receipt of the appraisal by providing notice of the same to the other party.
	Purchaser shall have closed any loans or other financing Purchaser intends to enter into in connection with this Agreement, provided, however, that this contingency shall be deemed waived if not exercised by the Purchaser within seven (7) days of receipt of the appraisal by providing notice of the same to the Seller.
	In the event any of these contingencies are not fulfilled in the timeframes stated above, this transaction shall be null and void and this
 Agreement shall terminate and be unenforceable.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

	Effective on January 29th, 2008  Arthur DeJoya resigned as
Chief Financial Officer of the company. Mr. DeJoya felt that the time requirements of his audit practice would not allow him to devote adequate time to the company. Mr. DeJoya has agreed to assist the company as an outside consultant.


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

  New NRG Inc.

  Date: March 4, 2008   /s/ Erik Nelson


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 Erik S. Nelson, Secretary